January 15, 2021

BNY MELLON INVESTMENT FUNDS III

– BNY Mellon High Yield Fund

Supplement to Current Summary Prospectus and Prospectus

Effective January 31, 2021, the following information will supersede and replace the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Chris Barris and Kevin Cronk, CFA are the fund's primary portfolio managers, positions they have held since October 2010 and September 2012, respectively.  Mr. Barris is Global Head of High Yield and Deputy Chief Investment Officer at Alcentra NY, LLC (Alcentra), an affiliate of BNYM Investment Adviser.  Mr. Cronk is a Managing Director and Head of U.S. Credit at Alcentra. Messrs. Barris and Cronk also are employees of BNYM Investment Adviser.

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Effective January 31, 2021, the following information will supersede and replace the third paragraph in the section "Fund Details – Management" in the prospectus:

Chris Barris and Kevin Cronk, CFA, are the fund's primary portfolio managers, positions they have held since October 2010 and September 2012, respectively.  Messrs. Barris and Cronk are jointly and primarily responsible for managing the fund's portfolio.  Mr. Barris has been employed by BNYM Investment Adviser since July 2007 and is Global Head of High Yield and Deputy Chief Investment Officer at Alcentra, which he joined in January 2013. Mr. Cronk has been employed by BNYM Investment Adviser since July 2012 and is a Managing Director and Head of U.S. Credit at Alcentra, which he joined in January 2013. Messrs. Barris and Cronk manage the fund in their capacity as employees of BNYM Investment Adviser.

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